UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2023

NGL ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	001-35172	27-3427920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6120 South Yale Avenue
Suite 805
Tulsa, Oklahoma 74136
(Address of principal executive offices) (Zip Code)

(918) 481-1119
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common units representing Limited Partner Interests	NGL	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PB	New York Stock Exchange
Fixed-to-floating rate cumulative redeemable perpetual preferred units	NGL-PC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01. Regulation FD Disclosure.

A copy of the press release announcing the intent to redeem on March 31, 2023 the 7.5% Senior Notes due 2023 (the “Notes”) issued by NGL Energy Partners LP (the “Partnership”) and NGL Energy Finance Corp (“Finance Corp.” and together with the Partnership, the “Issuers”) is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01. Other Events.

On February 23, 2023, the Partnership issued a press release announcing that it intends to call for redemption on March 31, 2023 (the “Redemption Date”), all $203,400,000 aggregate principal amount of the outstanding Notes issued pursuant to the Indenture, dated as of October 24, 2016 (the “Indenture”), by and among the Issuers, the subsidiary guarantors parties thereto and U.S. Bank National Association, as trustee. On the Redemption Date, the Partnership will pay the applicable redemption price equal to 100% of the principal amount of such Notes and accrued and unpaid interest on such Notes, if any, to the Redemption Date.

Upon payment in full on the Redemption Date (the “Redemption Payment”), interest on the Notes will cease to accrue on and after the Redemption Date. Following the payment of the Redemption Payment on the Redemption Date, there will be no Notes that remain outstanding. The Partnership has instructed U.S. Bank National Association, as the trustee for the Notes, to distribute a notice of redemption to all registered holders of the Notes on March 31, 2023. Copies of such notice of redemption and additional information relating to the procedure for redemption of the Notes may be obtained from U.S. Bank National Association.

The information contained in this Current Report on Form 8-K shall not constitute a notice of redemption of the Notes. The redemption is being made solely pursuant to the Partnership’s formal notice of redemption dated February 23, 2023.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 23, 2023.
101	Cover Page formatted as Inline XBRL.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NGL ENERGY PARTNERS LP
	By:	NGL Energy Holdings LLC,
its general partner
Date: February 23, 2023		By:	/s/ Brad Cooper
Brad Cooper
Chief Financial Officer